SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 18, 1999

                         OUTLOOK SPORTS TECHNOLOGY, INC.

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             (Exact name of registrant as specified in its charter)

Delaware                            000-25563                65-0648808
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(State or other jurisdiction       (Commission              (I.R.S. Employer
of incorporation)                  File Number)             Identification No.)

                  100 Grand Street, Suite 5A New York, NY 10013

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               (Address of principal executive office) (Zip code)

        Registrant's telephone number including area code: (212) 966-0400

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          (Former name or former address, if changed since last report)

                             Exhibit Index on Page 4


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ITEM 5.           Other Events.

     On November 18, 1999 Paul Berger, the Registrant's Chairman of the Board of Directors and Chief Executive Officer resigned from his position as Chief Executive Officer. Mr. Berger has indicated that he will continue to serve as Chairman of the Board of Directors until the earlier of: (1) the expiration of his term, (2) such time as a suitable replacement for his position as a member of the Board and its Chairman can be identified or (3) the end of our current fiscal year.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

c)  Exhibits

         Resignation Letter from Paul Berger dated November 18, 1999.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 OUTLOOK SPORTS TECHNOLOGY, INC.

                                                                      Registrant

DATE: NOVEMBER 24, 1999                         BY:  /S/ JIM DODRILL
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                                                         Jim Dodrill, President


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                                INDEX TO EXHIBITS
                                    FORM 8-K

Exhibit
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99.1 Resignation Letter from Paul Berger dated November 18, 1999.